Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 17: Subsequent Events

On October 13, 2017, we acquired an 83-unit, ski-in mountain lodge in Park City, Utah, known as “The Sunrise Lodge, a Hilton Grand Vacations Club.” Prior to the acquisition, HGV was providing marketing, sales and resort management services to the seller Sunrise Park City, LLC under a fee-for-service agreement.

Note 23: Subsequent Events

On February 22, 2017, as described in an offering circular, we priced our new $350 million securitization, consisting of $291 million of 2.66 percent notes and $59 million of 2.96 percent notes both maturing on December 26, 2028. The notes will be issued on or about March 6, 2017.

In February 2017, we entered into a firm purchase commitment to purchase $18 million of timeshare inventory to be constructed in the future and made an initial deposit of $3 million. The remainder of the purchase price will be paid upon completion of the timeshare inventory.

On January 3, 2017, the spin-off transaction was completed and we became a separate publicly-traded company. The spin-off transactions were completed via a distribution to each of Hilton’s stockholders of record, as of close of business on December 15, 2016, of 100 percent of the outstanding common stock of Park and HGV. Each Hilton stockholder received one share of Park common stock for every five shares of Hilton common stock and one share of HGV common stock for every 10 shares of Hilton common stock. Following the spin-off we entered into various agreements with Hilton, including a Transition Services Agreement, an Employee Matters Agreement and a Tax Matters Agreement. See Item 1. Business for further discussion.